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                                                                   EXHIBIT 10.12

                 AMENDMENT #2 TO TECHNOLOGY LICENSE AGREEMENT

This Amendment #2 to the Technology License Agreement ("Amendment #2") dated as of March 28, 1997 (the "Effective Date"), SegaSoft, Inc. ("SegaSoft"), a Delaware corporation, with its principal place of business at 255 Shoreline Drive, Suite 510, Redwood City, California 94066 and Mpath Interactive, Inc. ("Mpath"), a Delaware corporation, with its principal place of business at 10455-A Bandley Drive, Cupertino, California 95014 hereby agree to further amend their April 15, 1996 Technology License Agreement as already amended by their November 27, 1996 Amendment #1 to the Technology License Agreement.

                                   RECITALS

1. The parties executed a Technology License Agreement dated as of April 15, 1996 (the "Agreement").

2. The parties executed Amendment #1 to Technology License Agreement dated as of November 27, 1996 ("Amendment #1").

3. The parties have agreed to collaborate on the implementation of an Internet-based multiplayer game service based upon the Licensed Technology and wish for Mpath to provide SegaSoft with certain assistance, as described in Section 4.1.2 of the Agreement, for the set-up, installation and operation of the Licensed Technology.

4.   Mpath and SegaSoft desire to set forth the terms and conditions upon which;
     (a) Mpath, from time-to-time, will purchase and cause to be installed certain computer servers and install such computer servers in certain Internet communications switching regions, (b) Mpath will sub-rent such equipment to SegaSoft, and (c) Mpath or Mpath's renter(s) will be responsible for all hardware maintenance of such equipment.

                                   AGREEMENT

1.  DEFINITIONS
    -----------

All capitalized terms used in this Amendment #2 which are defined in the Agreement and Amendment #1 have the respective meanings ascribed to them in the Agreement and in Amendment #1. In addition, the following terms have the respective meanings ascribed to them.

1.1  "Acceptance Certificate" means the acceptance form attached as Exhibit A.

1.2 "Acceptance Date" means the date on which installation of a Server pursuant to Section 2.3 is completed and SegaSoft has accepted such installation.

1.3 "Central Server" means the computer server, located at SegaSoft's facility, as described in the Installation Plan. Upon reasonable written notice to Mpath, SegaSoft may from time-to-time, change the location of the Central Server.

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1.4  "Forecast" means SegaSoft's twelve (12) month rolling for Server installation. Each such forecast must include:

     (a)  the location of each Server to be installed in each month,
     (b) the number of new Servers to be installed in each location in each month, and
     (c)  the model and configuration of each new Server to be installed.

1.5  "Game Servers" mean the computer servers described in the Installation
     Plan.

1.6 "Installation Certificate" means the installation completion form attached as Exhibit B.

1.7  "Installation Plan" means the installation plan attached as Exhibit C.

1.8 "Mpath Internet Service" means the Internet service offered by Mpath to individuals, currently on the PSINet Internet backbone. Upon written notice to SegaSoft, Mpath may from time-to-time, change the name of its Internet service.

1.9  "Mplayer" means Mpath's online game service known by the Mplayer trademark.

1.10 "Network Region" means the Internet communications switching regions described in Exhibit D.

1.11 "Operations Plan" means the operations plan attached as Exhibit E.

1.12 "PSINet" means PSINet Inc. a New York corporation having a principal place of business at 510 Huntmar Park Drive, Herndon, Virginia 20170-5100.

1.13 "SegaSoft Service" means the online service or services offered by SegaSoft using the Licensed technology or any component thereof.

1.14 "Server Term" means the time period commencing on the Acceptance Date and ending thirty-six (36) months later. The Server Term may not be terminated by SegaSoft unless otherwise expressly provided in this Amendment #2.

1.15 "Servers" mean both the Central Server(s) and the Game Servers.

2.   SERVERS
     -------

2.1  Installation Plan Servers and Installation.  Mpath agrees to have
     ------------------------------------------
     the PSINet Internet backbone, the Game Servers as outlined in the Installation Plan. Mpath may install Servers on any backbone or Internet service provider other than PSINet upon SegaSoft's prior written consent which may not be unreasonably withheld or delayed.

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2.2  Post Installation Plan Servers.  Monthly no later than the tenth (10th)
     ------------------------------
     each month, SegaSoft agrees to provide Mpath with a Forecast. SegaSoft may not change its Forecast ninety (90) days prior to the scheduled installation of a Server. Within such ninety (90) day period both Mpath and SegaSoft are committed, within the terms and conditions of this Amendment #2, to execution of the Forecast. Any changes to the Forecast within such ninety (90) day period are subject to the mutual written agreement of the parties. Mpath further agrees, in accordance with such Forecast and the terms and conditions of this Amendment #2, to have installed Servers subsequent to completion of the Installation Plan. Mpath agrees to exert all commercially reasonable efforts to improve upon the ninety (90) day lead time specified in this Section and to accommodate any changes requested by SegaSoft to the schedule for implementation of the Servers.

2.3  Installation Acceptance Procedure.  Mpath will install the Servers, within
     ---------------------------------
     the Network Region, as requested by SegaSoft in the Installation Plan and the Forecasts, and shall promptly notify SegaSoft of completion of such installation by delivery to SegaSoft of an Installation Certificate. SegaSoft must either accept the installation of such Servers within fifteen
     (15) business days of installation, or reject it within such period. If SegaSoft fails to provide written rejection within such period, then SegaSoft is deemed to have accepted the installation. If SegaSoft rejects the installation, Mpath and SegaSoft shall work together, in good faith, to modify the installation appropriately. However, if Mpath, despite commercially reasonable efforts to do so, is unable to install a Server, Mpath will notify SegaSoft thereof and of the reasons therefor, and thereafter, SegaSoft, in consultation with Mpath, may, at SegaSoft's option, either have Mpath install a substitute Server, as mutually agreed upon, until the requested Server is installed or have no substitute Server installed.

2.4  Server Installation Locations. The Central Server will be installed at
     -----------------------------
     SegaSoft's facility. Installation of the Game Servers is limited to those locations where Mpath has servers located for Mplayer. The locations, as of the Effective Date, are limited to the Network Regions. SegaSoft agrees that any and all Game Servers requested from Mpath must be installed in a Network Region.

2.5  Progress Reports.  Upon reasonable notice, SegaSoft may, at any time during
     ----------------
     Mpath's performance of the Installation Plan and during normal business hours, meet with Mpath to discuss and evaluate the status of the installation of the Servers. In such meetings Mpath agrees to provide SegaSoft with progress reports, oral or written, as reasonably requested by SegaSoft, starting one (1) month after the Effective Date and ending on the date of successful completion of the Installation Plan. Each report will include:

     (a) status of progress to current scheduled Installation Plan milestone(s);

     (b) short description of problems in meeting any such Installation Plan milestone;

     (c) proposed recovery method to meet next Installation Plan milestone if needed;

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     (d)  probability of meeting next Installation Plan milestone; and

     (e) any other information related to the Installation Plan reasonably requested by SegaSoft.

2.6  Delivery of Acceptance Certificate.  On the Acceptance Date, SegaSoft
     ----------------------------------
     agrees to execute and deliver to Mpath an Acceptance Certificate in the form attached as Exhibit AC.

2.7  Server Upgrades.  On mutual written agreement, SegaSoft and Mpath can
     ---------------
     change the configuration, and model of the Servers.

2.8  Server Maintenance.  Mpath agrees to maintain the Game Servers, installed
     ------------------
     in accordance with Section 2.3, in good condition and working order and shall promptly make or cause to be made all necessary adjustments, repairs and replacements to the hardware components of the Game Servers. Mpath shall not make any alterations, additions or improvements to the Game Servers, except as requested by SegaSoft or as may be required pursuant to the preceding sentence. Mpath will, in accordance with the Operations Plan, install server software, perform operating system maintenance, and perform software maintenance for Game Servers. SegaSoft will, in accordance with the Operations Plan, install server software, perform operating system maintenance, and perform software maintenance for the Central Server.

2.9  Servers, General Management.  SegaSoft and Mpath agree that Mpath will,
     ---------------------------
     for the Servers, manage all virtual circuits, latency performance, and all contact with PSINet concerning the Servers.

2.10 Government Compliance.  Mpath and SegaSoft agree to comply with all
     ---------------------
     applicable governmental laws, rules and regulations in connection with their respective obligations in regard to the use, operation, maintenance, installation, service and repair of the Servers.

3.   SOFTWARE
     --------

3.1  Game Server Software.  SegaSoft accepts all responsibility to provide all
     --------------------
     software necessary for operation of the Game Servers. Such software must be based on the Licensed Technology but may include other features and functions. All use of the Licensed Technology is subject to the terms and conditions of the Agreement, including the royalty provisions.

3.2  Central Server Software.  Third party and SegaSoft software may be used on
     -----------------------
     the Central Server provided that SegaSoft is also solely responsible for the integration of third party and SegaSoft software into the software necessary to run the Central Server.

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3.3  Licensed Technology Upgrades.  Mpath agrees, in accordance with the
     ----------------------------
     Agreement, to provide SegaSoft with upgrades to the Licensed Technology. SegaSoft is solely responsible for integrating feature and functionality upgrades to the Licensed Technology into SegaSoft's code for the Game Servers.

3.4  Mplayer Game Enablers.  No license is granted by Mpath to SegaSoft for
     ---------------------
     Mpath's proprietary software enablers for games running on Mplayer.

4.   ADMINISTRATION AND SUPPORT
     --------------------------

4.1  SegaSoft Service.  SegaSoft is solely responsible for billing subscribers
     ----------------
     to the SegaSoft Service, obtaining the merchant account for the SegaSoft Service, customer support for the SegaSoft Service and all other operational and administrative functions related to the SegaSoft Service except as specifically delegated to Mpath under the Agreement, Amendment #1 and Amendment #2.

4.2  Section 4.1.2 Support.  In accordance with Section 4.1.2 of the Agreement
     ---------------------
     and in addition to the Mpath employee support from the Network Operations Engineer and Product Manager provided to SegaSoft by Mpath under Section 5.1, Mpath agrees to provide the full-time services of one (1) engineer to SegaSoft at the rate of [XXXXX]. Reasonable, additional support from other Mpath personnel is available to SegaSoft on an as-needed basis. Such additional support may not exceed [XXXXX] in every [XXXXX] period. SegaSoft agrees that if the full-time time engineer assigned to providing support to SegaSoft is not fully-occupied, such engineer may perform work for Mpath. Mpath agrees to invoice SegaSoft monthly for all amounts due under this Section. SegaSoft agrees to pay such invoice amount, subject correction for any error in calculation, net thirty (30) days.

4.3  SegaSoft Service Support. SegaSoft agrees to provide, at SegaSoft's
     ------------------------
     expense, the telephone, electronic mail and bulletin board support for inquiries by SegaSoft Service subscribers with respect to the use of the SegaSoft Service. Customer support includes technical or telephone support for both game play and issues relating to use of the SegaSoft Service. As specified in Section 4.1.1 of the Agreement, bug fixes for the Licensed Technology will be provided by Mpath to SegaSoft [XXXXX]. Bug fixes are available to SegaSoft from Mpath in accordance with the response time and schedule prescribed in the Operations Plan. Mpath is under no further obligation to provide support directly to SegaSoft Service subscribers, although Mpath agrees to provide, [XXXXX] to SegaSoft, reasonable escalation support to SegaSoft for technical problems related to the Licensed Technology, the Servers, and the SegaSoft Service. Any support performed by Mpath at SegaSoft's request which is primarily attributable to;

     (a)  third party software,
     (b)  SegaSoft's software,
     (c)  SegaSoft's modifications to the Licensed Technology, or

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     is not related to;

     (i)   Mpath's operation of the Servers as prescribed by this Agreement, or
     (ii)  bug fixes to the Licensed Technology;

     is subject to a charge to SegaSoft of [XXXXX] per Mpath employee assigned to provide such support.

4.4  SegaSoft Service Customer Database.  SegaSoft alone will own the contents
     ----------------------------------
     of the SegaSoft subscriber databases and usage information and Mpath has no right, title or interest thereto.

5.   PAYMENTS
     --------

5.1  Operations and Server Payments.  In consideration of Mpath's roles and
     ------------------------------
     responsibilities under this Amendment #2 SegaSoft agrees to make the following payments on a monthly basis to Mpath during the term of this Amendment #2:

     (a)  [XXXXX] for network administration and Server operations; and
     (b)  [XXXXX] per Server for the duration of the corresponding Server Term.

     The payment under Section 5.1(a) includes the on-demand services, in accordance with the Operations Plan, of one (1) Mpath Network Operations Engineer and one (1) Product Manager. If any payment due from Mpath to SegaSoft is not paid within thirty (30) days after the due date thereof, SegaSoft agrees to pay, on demand, a late charge on such overdue amount at a monthly rate equal to [XXXXX]. All rental and other payments due and payable under this Amendment #2 must be made to Mpath at its address shown above or at such other address as Mpath may designate from time-to-time and shall be due and payable whether or not SegaSoft has received any notice that such payment is due. Mpath agrees to invoice SegaSoft for all amounts due under this Amendment #2. SegaSoft agrees to pay such invoice amount, subject correction for any error in calculation, net thirty (30) days. There is [XXXXX] charge by Mpath to SegaSoft under this Amendment #2 for text, audio or game packets on the SegaSoft Service.

5.2  Section 5.1(b) Server Rate Adjustment.  After the Servers identified in the
     -------------------------------------
     Installation Plan have been installed, the fee charged in Section 5.1(b) per Server is subject to adjustment, by decrease or increase, depending on the rates charged to Mpath by Mpath's Internet service provider. The amount of the decrease or increase charged by Mpath to SegaSoft under this Section may be no greater than the amount of the decrease or increase charged to Mpath by Mpath's Internet service provider. Mpath agrees to provide SegaSoft with prompt notice of any change in the Section 5.1(b) Server rate effective after completion of the Installation Plan. For any decrease in the Section 5.1(b) Server rate, such decrease will be credited to SegaSoft effective as of the date Mpath is subject to the decreased Server rate from Mpath's Internet service providers whether or not Mpath has provided SegaSoft with written notice of the decrease. Mpath will provide SegaSoft

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     with reasonable documentation substantiating any such change in the Section
     5.1(b) Server rate.

5.3  Taxes.  SegaSoft agrees to pay when due, and on a net after-tax basis
     -----
     shall indemnify and defend Mpath against, all fees, taxes and governmental charges (including without limitation interest and penalties) of any nature which may now or hereafter be imposed or levied by any federal, provincial, state or local authority upon Mpath or the Servers (including, without limitation, the purchase, ownership, transportation, delivery, installation, leasing and possession of the Servers), excluding, however, all taxes on or measured by Mpath's net income.

5.4  Tax Benefits.  SegaSoft acknowledges that Mpath and/or its renter(s) are
     ------------
     entitled to all tax benefits of ownership with respect to the Servers (the "Tax Benefits"). SegaSoft agrees to take no action inconsistent with the foregoing or any action which would result in the loss, disallowance or unavailability to Mpath of all or any part of the Tax Benefits. SegaSoft hereby indemnifies and holds harmless Mpath and its renters from and against; (a) the loss, disallowance, unavailability or recapture of all or any part of the Tax Benefits resulting from any action, statement, misrepresentation or breach of warranty or covenant by SegaSoft of any nature whatsoever including but not limited to the breach of any representations, warranties or covenants contained in this Section, plus
     (b) all interest, penalties, fines or additions to tax resulting from such loss, disallowance, unavailability or recapture, plus (c) all taxes required to be paid by Mpath upon receipt of the indemnity set forth in this Section.

5.5  Development and Third Party Licenses.  SegaSoft is solely responsible for
     ------------------------------------
     payment of third party development and licenses required for the development, implementation and operation of the SegaSoft Service.

5.6  Mpath Internet Service Bounty. Mpath agrees to pay SegaSoft for each Mpath
     -----------------------------
     Internet Service subscriber that:

     (a)  maintains a Mpath Internet Service subscription for at least [XXXXX];
          and
     (b)  originates his or her subscription to the Mpath Internet Service:

          (i) from a SegaSoft CD-ROMs containing Mpath Internet Service account creation software;
          (ii) after April 30, 1997 from a hyperlink from the SegaSoft Service to the Mpath Internet Service website; or
          (iii) after April 30, 1997, from a 1-800 number (to be provided by Mpath to SegaSoft no later than April 29, 1997) for signing on to the Mpath Internet Service.

     Mpath will pay SegaSoft [XXXXX] for the first [XXXXX] such subscribers and [XXXXX] for every Mpath Internet Service subscriber thereafter.

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5.7  Bounty Tracking. SegaSoft generated subscribers to the Mpath Internet
     ---------------
     Service will be tracked using:

     (a) for Section 5.5(b)(i), promotion codes that will be incorporated into versions of the CD-ROMs distributed by SegaSoft;
     (b) for Section 5.5(b)(ii), after April 30, 1997, a distinct hyperlink from the SegaSoft Service and traced to its origin when received by the Mpath Internet Service website; and
     (c) for Section 5.5(b)(ii), after April 30, 1997, a distinct 1-800 number for signing on to the Mpath Internet Service.

     These records will be used to determine the appropriate bounty due to SegaSoft from Mpath. Mpath agrees to pay amounts due to SegaSoft under this Section within thirty (30) days after the end of each calendar month.

5.8  Audit by SegaSoft. A nationally-recognized independent certified public
     -----------------
     accountant (not hired on a contingent-fee basis) selected and paid for by SegaSoft and reasonably approved by Mpath may, upon reasonable prior notice and during normal business hours, inspect the records of Mpath to confirm compliance with this Agreement no more than once per calendar year, unless the prior audit revealed an overcharge by Mpath to SegaSoft, and once within six (6) months after termination of this Amendment #2. The results of such audit are Confidential Information and may only be reported to SegaSoft to the extent required to substantiate a discrepancy in charges made by Mpath to SegaSoft. SegaSoft agrees to provide Mpath with a copy of the audit report letter, no later than twenty (20) days after completion of the audit. If, upon performing such audit, it is determined that Mpath has over-invoiced SegaSoft for payments due under this Amendment #2, Mpath will pay SegaSoft the amount of the over-invoice within thirty (30) days of completion of the audit. If, upon performing such audit, Mpath has under-invoiced SegaSoft, Mpath may invoice SegaSoft for such under-invoiced amount and SegaSoft agrees to pay such invoice within thirty (30) days. Notwithstanding the first sentence of this Section, if such over-invoice exceeds [XXXXX] of the amounts due SegaSoft in the period being audited, Mpath will bear all reasonable expenses and costs of such audit up to the amount of the underpayment. Any outstanding balances owing under this Section are subject to an interest payment of [XXXXX].

6.   MARKETING
     ---------

6.1  SegaSoft Markets the SegaSoft Service.  SegaSoft is solely responsible for
     -------------------------------------
     all creative input and branding for the SegaSoft Service and for SegaSoft Service website design, structure, and content. Mpath is under no obligation to provide World Wide Web design, games and other content for the SegaSoft Service. SegaSoft alone is responsible for the design and control of content for the SegaSoft Service. SegaSoft must obtain and clear all third party rights necessary to enable SegaSoft to reproduce, display or perform content on the SegaSoft Service, including but not limited to: (a) written authorization from the owners of the copyrights in any copyrighted materials to be reproduced,

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     display or perform content on the SegaSoft Service, including but not limited to: (a) written authorization from the owners of the copyrights in any copyrighted materials to be reproduced, displayed or performed on the SegaSoft Service; (b) permission from any persons or entities whose name, voice, image or likeness, portrayal, impersonation, or performance will appear on the SegaSoft Service; and (c) written authorization from the owners of any trademarks or service marks that will appear on the SegaSoft Service.

6.2  Powered by Mpath.  Further to Section 7.2 of the Technology License
     ----------------
     Agreement, SegaSoft agrees to display, no smaller than ten (10) point font, "Powered by Mpath Interactive" in the following SegaSoft service areas: in the about box on the SegaSoft Service itself, in the credit area in SegaSoft Service documentation, and in press releases about the SegaSoft Service.

7.   TERM AND AMENDMENT #2 TERMINATION.  This Amendment #2 commences on the
     ---------------------------------
     Effective Date and continues in effect thereafter for five (5) years or so long as any Server Term remains in effect. SegaSoft may terminate this Amendment #2, without cause, on ninety (90) days prior written notice to Mpath, however under any such termination for convenience each Server Term survives and SegaSoft must pay Mpath all amounts associated therewith as specified in Section 5.1(b). If SegaSoft breaches this Amendment #2, Mpath may, on thirty (30) days notice to SegaSoft, render the Servers unusable by SegaSoft. If SegaSoft cures any such breach during the thirty (30) day cure period, Mpath may not render the Servers unusable by SegaSoft. All monies due and payable to Mpath from SegaSoft, including the balance of payments remaining of all Server Terms are due and payable no later than thirty (30) days after the date of termination. However, until SegaSoft cures the breach Mpath is under no obligation to perform its responsibilities under this Amendment #2. Sections 1, 5.1(b), 5.2, 5.3, 7, 8, 9 and 12 survive the expiration or termination of this Amendment #2.

8.   OWNERSHIP.  SegaSoft acknowledges that certain or all of the Servers may be
     ---------
     leased or rented by Mpath. SegaSoft and Mpath confirm their intent that physical possession of the Game Servers remains exclusively with Mpath and/or, as appropriate, Mpath's renter(s). SegaSoft hereby acknowledges and confirms that SegaSoft shall have no right of physical access to the Game Servers or to the installation site of such Game Servers within any Network Region, without the express consent of Mpath. Upon the expiration or earlier termination of each Server Term, SegaSoft shall surrender all rights of use of the Servers to Mpath and/or, as appropriate, Mpath's renter(s).

9.   DISCLAIMER OF WARRANTIES. THE SERVERS ARE INSTALLED  "AS IS", AND NEITHER
     ------------------------
     MPATH OR ITS RENTERS MAKES ANY WARRANTIES, EXPRESS OR IMPLIED, CONCERNING THE SERVERS, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE OR OF MERCHANTABILITY. SEGASOFT HEREBY WAIVES ANY CLAIM (INCLUDING ANY CLAIM BASED ON STRICT OR ABSOLUTE LIABILITY IN TORT) THAT IT MAY HAVE AGAINST MPATH OR ITS RENTERS FOR ANY LOSS, DAMAGE (INCLUDING LOSS OF PROFITS, LOSS OF DATA OR SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGE) OR EXPENSE CAUSED BY THE SERVERS, EVEN IF MPATH HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES).


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      SEGASOFT ACKNOWLEDGES THAT MPATH DID NOT SELECT, MANUFACTURE OR DISTRIBUTE
      THE SERVERS AND THAT SEGASOFT HAS MADE THE SELECTION OF THE SERVERS BASED UPON ITS OWN JUDGMENT AND EXPRESSLY DISCLAIMS ANY RELIANCE ON STATEMENTS MADE BY MPATH OR ITS AGENTS.

10.   RISK OF LOSS.  Mpath or its renters shall at all times before, during and
      ------------
      after the term of each Server Term bear the entire risk of loss, damage, theft, or destruction of the Game Servers or any part thereof, from any and every cause whatsoever. In the event of such loss, damage, theft or destruction SegaSoft shall be relieved of its obligation to pay for the, to the extent such loss, damage, theft or destruction deprives SegaSoft of the use of the Game Servers.

11.   INSURANCE.  Mpath or its renters shall at all times carry and maintain, at
      ---------
      its expense, physical damage insurance providing "all risks" coverage for the Game Servers and public liability and property damage insurance in amounts and with insurance companies consistent with its risk management practices.

12.   GENERAL
      -------

12.1  Force Majeure.  An event of force majeure also includes the act of a
      -------------
      third party, such as PSINet, if reasonably beyond the control of a party to this Amendment #2.

12.2  Further Assurances.  SegaSoft shall, at its expense, promptly execute and
      ------------------
      deliver such further documents and take any and all other action reasonably requested by Mpath from time-to-time, for the purpose of protecting the interests of Mpath, and its renter(s). SegaSoft, at the request of Mpath and at SegaSoft's expense, agrees to execute and deliver to Mpath any financing statements or other instruments necessary for perfecting the interests and title of Mpath and its renter(s) the Servers.

12.3  New Internet Service Providers.  If Mpath contracts with Internet service
      ------------------------------
      providers other than PSINet, Mpath agrees to negotiate, in good faith, with SegaSoft to install servers for the SegaSoft Service with such other Internet service providers. Based on the terms and conditions of Mpath's agreement with Internet service providers other than PSINet, the installation of servers for the SegaSoft Service with Internet service providers other than PSINet may differ from the terms and conditions of this Amendment #2.

12.4  Effect on the Agreement.  Except as amended by this Amendment #2, the
      ------------------------
      Agreement remains in effect pursuant to its terms. If a conflict arises between the terms of the Agreement, Amendment #1, and this Amendment #2; the terms of this Amendment #2 prevail and control.


SEGASOFT, INC.                          MPATH INTERACTIVE, INC.

By:   /s/ Gary Griffiths                By:   /s/ Lynn Heublein
      ------------------                      -----------------------
Name: Gary Griffiths                    Name: Lynn Heublein
      ------------------                      -----------------------

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

Title: CEO                             Title: G.M. Foundation
      ------------------                      -----------------------
Date:  3/25/97                         Date:  3/21/97
      ------------------                      -----------------------
Fax:  _________________                Fax    (408) 342-6925

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

                                   EXHIBIT A
                            ACCEPTANCE CERTIFICATE

(All capitalized terms not otherwise defined herein have the meanings given to such terms in the April 15, 1996 Technology License Agreement, the November 27, 1996 Amendment #1, and the {date} Amendment #2 between Mpath and SegaSoft.)

SegaSoft acknowledges acceptance of the installation of the Server listed below and agrees that the Server has been installed and is ready for use under the terms of the above-mentioned Technology License Agreement, Amendment #1, and Amendment #2, the terms and conditions of which are incorporated herein, including, without limitation, the obligation to make rental payments.

Server    Quantity      Location
------    --------      --------




Acceptance Date: ________________________

IN WITNESS WHEREOF, the SegaSoft hereto has caused this Acceptance Certificate to be duly executed by its authorized representative as of the Acceptance Date written above.


SEGASOFT, INC.

By:________________________

Name:_______________________

Title:_________________________

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

                                   EXHIBIT B
                           INSTALLATION CERTIFICATE

(All capitalized terms not otherwise defined herein have the meanings given to such terms in the April 15, 1996 Technology License Agreement, the November 27, 1996 Amendment #1, and the {date} Amendment #2 between Mpath and SegaSoft.)

The following is a formal notification by Mpath to SegaSoft that the Server listed below has been installed in the Network Region, as requested and selected by SegaSoft, as of the Install Complete Date, specified below.

1. Server Name: __________________________________

2. Network Region: _________________________________________

3. Install Complete Date: ________________________

IN WITNESS WHEREOF, the Mpath hereto has caused this Installation Certificate to be duly executed by its authorized representative as of the Install Complete Date written above.

MPATH INTERACTIVE, INC.

By:__________________________

Name:________________________

Title:_________________________

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

                                   EXHIBIT C
                               INSTALLATION PLAN


--------------------------------------------------------------------------------
EQUIPMENT NAME          DESCRIPTION/CONFIGURATION                 Fee
--------------------------------------------------------------------------------
Ultra I (256)           Server: UltraSPARC-170 processor (or     See Section 5.
                        equivalent)
                        Memory (RAM): 256MBytes
                        Disk Capacity: 2 - 2.1GByte drives
--------------------------------------------------------------------------------


CENTRAL SERVER
--------------

1 Web server Ultra
1 MCP Ultra
1 Matchmaker Ultra
1 database Sun Enterprise 3000 (used to house third party software (such as Portal and Oracle) with another Sun Enterprise 3000 as the data warehouse which is not critical for the service but facilitates the gathering and use of reporting/marketing information).

                                                      Installed on or Before
Location          Order    Installed Effective Date    4/30/97      5/31/97
-----------------------------------------------------------------------------
[XXXXX]            [XXXXX]        [XXXXX]               [XXXXX]     [XXXXX]

[XXXXX]            [XXXXX]        [XXXXX]               [XXXXX]     [XXXXX]

[XXXXX]            [XXXXX]        [XXXXX]               [XXXXX]     [XXXXX]

-----------------------------------------------------------------------------

Totals             [XXXXX]        [XXXXX]               [XXXXX]     [XXXXX]

[XXXXX]
[XXXXX]
[XXXXX]
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

EXHIBIT D
                                NETWORK REGIONS

     --------------------------------------------------------------------
     NETWORK REGION                        UNITED STATES REGION
     --------------------------------------------------------------------
     [XXXXX]                               [XXXXX]
     --------------------------------------------------------------------
     [XXXXX]                               [XXXXX]
     --------------------------------------------------------------------
     [XXXXX]                               [XXXXX]
     --------------------------------------------------------------------
     [XXXXX]                               [XXXXX]
     --------------------------------------------------------------------
     [XXXXX]                               [XXXXX]
     --------------------------------------------------------------------
     [XXXXX]                               [XXXXX]
     --------------------------------------------------------------------
     [XXXXX]                               [XXXXX]
     --------------------------------------------------------------------
     [XXXXX]                               [XXXXX]
     --------------------------------------------------------------------
     [XXXXX]                               [XXXXX]
     --------------------------------------------------------------------
     [XXXXX]                               [XXXXX]
     --------------------------------------------------------------------
     [XXXXX]                               [XXXXX]
     --------------------------------------------------------------------
     [XXXXX]                               [XXXXX]
     --------------------------------------------------------------------
     [XXXXX]                               [XXXXX]
     --------------------------------------------------------------------
     [XXXXX]                               [XXXXX]
     --------------------------------------------------------------------
     [XXXXX]                               [XXXXX]
     --------------------------------------------------------------------
     [XXXXX]                               [XXXXX]
     --------------------------------------------------------------------

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

                                   EXHIBIT E
                                OPERATIONS PLAN

This Operations Plan may be amended from time-to-time by written agreement of the Operation Managers from SegaSoft and Mpath. The intention of the exhibit is to outline those services specific to this Amendment #2 and are meant to be additive to those already established in the Agreement.

SegaSoft will maintain a first level customer service organization to field customer service calls. This will be done through on-line as well as telephone support. SegaSoft will also maintain a second level support staff for technical problem resolution for all SegaSoft technologies and systems. Each customer service shift will have a shift lead. SegaSoft will monitor all network system for real-time up-time and performance.

Mpath will provide second level support commensurate with those services outlined in this Amendment #2. This area of responsibility should include the distributed software systems, the distributed hardware systems, the PSINet network, and the Mplayer ISP accounts. SegaSoft will request this support from MPATH through the SegaSoft on-duty customer service shift lead. Mpath will provide system and network visibility to SegaSoft to help in problem determination.

Mpath will provide a "Main Contact Person" for resolving all on-going issues and to manage the relationship between the two companies. In addition, MPATH will provide contact information for the Mpath "Front Line" support group in the form of email, telephone, and pager. Also, Mpath will provide the contact information for the on-call 7x24 system administrator in the form of email,
telephone, and pager.  All problem   requests will be returned within one hour
to the SegaSoft Shift Lead. Resolution to problems occurring in Mpath area of responsibility will be on a "reasonable effort" basis and tracked by the "Main Contact Person".

                                     -16-
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